                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5969

                             SCUDDER NEW EUROPE FUND
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder New Europe Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns during all periods shown for Class B, Class C and Institutional Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns for Class A, B and C shares prior to September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund's performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder New Europe Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	11.44%	28.63%	-4.54%	1.16%	9.80%
Class B	11.04%	27.63%	-5.38%	.19%	8.87%
Class C	11.01%	27.67%	-5.34%	.21%	8.82%
MSCI Europe Index+	12.87%	34.54%	.06%	-.93%	8.44%

Scudder New Europe Fund	6-Month++	1-Year	Life of Class*
Institutional Class	11.63%	29.05%	11.45%
MSCI Europe Index+	12.87%	34.54%	18.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/04	$ 9.56	$ 8.94	$ 9.07	$ 9.54
10/31/03	$ 8.68	$ 8.09	$ 8.20	$ 8.67
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .11	$ .03	$ .03	$ .14

Class A Lipper Rankings - European Region Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	102	of	144	71
3-Year	100	of	126	79
5-Year	28	of	80	35
10-Year	2	of	20	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder New Europe Fund - Class A [] MSCI Europe Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder New Europe Fund		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A	Growth of $10,000	$12,123	$8,197	$9,983	$23,998	-
	Average annual total return	21.23%	-6.41%	-.03%	9.15%	-
Class B	Growth of $10,000	$12,463	$8,304	$10,052	$23,403	-
	Average annual total return	24.63%	-6.01%	.10%	8.87%	-
Class C	Growth of $10,000	$12,767	$8,483	$10,108	$23,296	-
	Average annual total return	27.67%	-5.34%	.21%	8.82%	-
InstitutionalClass	Growth of $10,000	$12,905	-	-	-	$12,020
	Average annual total return	29.05%	-	-	-	11.45%
MSCI Europe Index+	Growth of $10,000	$13,454	$10,019	$9,545	$22,481	$13,347
	Average annual total return	34.54%	.06%	-.93%	8.44%	18.91%

The growth of $10,000 is cumulative.

* Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.
+ The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Co-Manager Alexander "Sandy" Black discusses Scudder New Europe Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: Will you discuss the environment for European stocks during the period under review?

A: Although economic growth in Europe remains sluggish in comparison with other areas of the world, Europe's markets nonetheless outperformed during the reporting period. For the six months ended April 30, the MSCI Europe Index delivered a total return of 12.87%, compared with a return of 8.43% for the MSCI World Index (which encompasses all world markets).1

1 The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

The first four months of the period brought the strongest returns, as a confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.2 The improvement in the global economy, in turn, led to stronger corporate earnings and improved investor sentiment. As a result, Europe joined other world markets in providing robust returns to investors. For US investors, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar.3

2 Low interest rates typically help spur growth.
3 Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

The final two months of the reporting period brought a more challenging environment, however, as the MSCI Europe Index fell 3.12% in March and 0.83% in April. Stock market momentum initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. While this decline proved short-lived, the markets were hit with a second piece of bad news with the release of a surprisingly strong US payroll figure in April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies, Europe's included. Investors also weighed concerns that the Chinese central bank would likewise take steps to slow the pace of growth in that country. Stock markets worldwide weakened as a result, with stocks in the basic materials sector getting hit the hardest. European markets, in particular, were pressured due to the widely held belief that the beginning of a cycle of rate hikes in the United States eliminates any chance of further rate cuts by the European Central Bank.

Another notable event during the period was that the European Union (EU) underwent a substantial enlargement, with 10 new member nations joining. This added 74 million people (more than half from Poland) to the current 380 million. The new members are not large in terms of aggregate gross domestic product. Taken together, in fact, they are about the same size as the Netherlands. However, these countries do bring to the table much stronger economic growth than the current EU members. The enlarged EU is a powerful economic force. While this is a longer-term positive for Europe, the key challenge to maintaining the current economic momentum (however limited) is to introduce structural reforms of working practices and benefit systems.

Q: What areas of the market produced the best performance?

A: The best-performing sectors in the European markets were utilities, real estate and health care equipment. The surprising aspect of this breakdown is that utilities usually do not perform well during periods when bond yields are rising, since their yield advantage becomes less pronounced. Performance in this sector was dominated by strong returns from two German companies - RWE AG, which the fund does not hold, and E.ON AG, a large position in the fund. The gain in E.ON's share price owed largely to rising power prices and the company's divestment of noncore assets. The health care equipment sector, meanwhile, was buoyed by takeover speculation and the strength of its US peers.

In general, the best performers across all sectors were "special situations" and restructuring stories - in other words, companies that are taking meaningful steps to streamline their businesses. Such companies are viewed as being better able to boost earnings even in an environment of continued sluggish economic growth.

Q: What areas of the market lagged?

A: The worst-performing sectors were technology, food and staples, retail and commercial services. The fall in the technology sector was largely due to the sharp decline of cell phone manufacturer Nokia Oyj (Finland), in which the fund holds an overweight position. Nokia reported in mid-April that it has been losing market share and will cut prices in order to compete. Nokia has always responded to competitive challenges with innovative new products and we expect that this time will be no different. However, the business environment definitely has become tougher for Nokia. The food retail sector also underperformed due to weak returns from UK food companies as well as Carrefour of France. The fund benefited from not holding any positions in this area. (As of 4/30/04, the fund's position in Carrefour was sold.)

Q: What were the reasons behind the fund's relative underperformance?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder New Europe Fund returned 11.44%, compared to a total return of 12.87% for the MSCI Europe Index. (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

The principal detractors from fund performance were the portfolio's positions in technology stocks such as Nokia and the technology outsourcing and consulting firm Cap Gemini SA (France), both of which disappointed investors. An overweight position in Credit Suisse Group (Switzerland) also performed poorly as the market awaited details of the company's switch to US accounting standards, which in some cases can make companies' financials appear less attractive.4 However, we are encouraged by the fact that its stock began to appreciate in the second half of April.

4 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

As noted, E.ON was a strong performer for the fund during the period. Other key outperformers were Italian oil producer Eni SpA, which has benefited from rising oil prices, and Alpha Bank AE (Greece), where rising loan demand and good cost control led to a sharp jump in reported profits. The fund was also helped by being underweight in pharmaceutical heavyweight GlaxoSmithKline PLC, which underperformed. In the latter part of the period, we sought to capitalize on the stock's price weakness by adding to this position.

Q: How was the portfolio positioned during the period under review?

A: The portfolio remained positioned to benefit from an environment of improving growth. Although recent market performance reflected investor concerns about the uncertain state of the global economy, we believe industrial stocks will be supported by continued strong earnings results. In addition, higher free cash flow for corporations should stimulate continued growth in capital spending, a positive for industrials. Top fund holdings in this area include ABB Ltd. (Switzerland), Siemens AG (Germany) and Schneider Electric SA (France).

Given our view that bond yields are likely to rise as the year progresses, the fund remains underweight in areas of the market that are sensitive to interest rate movements, including the telecommunications and utilities industries. The fund is also underweight in consumer stocks - both the discretionary and staples sectors - in favor of areas that provide more attractive growth opportunities.

We continue to favor the energy sector, believing that high prices for oil and gas have not yet been fully factored into stock market prices. The portfolio retains a slight overweight in technology, but we remain cautious due to what we believe is the high market valuation of the industry overall. The fund's top holdings in energy are Eni SpA (Italy), Total SA (France) and Repsolf YPF SA (Spain).

Q: What is your broad view on the current state of the European equity markets?

A: We remain reasonably optimistic about economic growth both in the United States, which continues to benefit from low interest rates, and in Europe, where activity is recovering from depressed levels. If US rates rise, it actually could work to Europe's advantage, since the euro would be unlikely to strengthen further against the US dollar. While this would be a negative for fund investors, a weaker euro would take some pressure off the region's economy.5 Along this same line, we do not expect that interest rates in Europe will rise as quickly as they could in the United States given that economic growth is slower in Europe. Taking these factors together, and keeping in mind the potential benefits of the rapid growth in the peripheral European nations, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. We intend to take advantage of broad sell-offs in the global markets to add to the fund's positions in companies in which we have the highest level of conviction.

5 A weaker currency makes exports less expensive for foreign buyers, which helps increase sales volumes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Geographical (Excludes Cash Equivalents)	4/30/04	10/31/03

United Kingdom	32%	28%
Switzerland	16%	16%
France	14%	13%
Germany	14%	16%
Netherlands	6%	10%
Spain	5%	3%
Italy	5%	5%
Sweden	2%	1%
Finland	2%	4%
Other	4%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Financials	27%	29%
Energy	13%	12%
Industrials	13%	10%
Consumer Discretionary	11%	8%
Health Care	10%	11%
Telecommunication Services	9%	10%
Consumer Staples	6%	7%
Utilities	3%	5%
Materials	3%	4%
Other	5%	4%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2004 (33.1% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	4.5%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	3.8%
3. Total SA Provider of oil and natural gas	France	3.4%
4. Eni SpA Provider of oilfield and engineering services	Italy	3.4%
5. Telefonica SA Provider of telecommunication services	Spain	3.2%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.1%
7. Nestle SA Producer and seller of food products	Switzerland	3.1%
8. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	3.0%
9. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.8%
10. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 97.0%
Austria 0.7%
Telekom Austria AG* (Cost $875,942)	65,202	957,231
Finland 2.2%
Nokia Oyj (Cost $3,438,507)	201,562	2,835,938
France 13.8%
Aventis SA	8,470	645,088
BNP Paribas SA	31,290	1,878,725
Cap Gemini SA*	29,080	1,028,799
Compagnie de Saint-Gobain	56,340	2,843,971
Credit Agricole SA	56,397	1,390,982
Imerys SA	2,740	623,256
Lafarge SA	11,780	981,183
Publicis Groupe	23,280	697,498
Schneider Electric SA	38,402	2,586,486
Total SA	23,900	4,419,609
Valeo SA	23,920	985,856
(Cost $13,816,913)		18,081,453
Germany 11.9%
Adidas-Salomon AG	6,000	692,752
Deutsche Boerse AG	13,925	765,665
Deutsche Lufthansa AG	57,470	922,924
E.ON AG	49,266	3,265,069
Hochtief AG	20,310	568,108
Infineon Technologies AG*	54,670	700,401
Metro AG	63,657	2,821,958
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,018	1,191,180
SAP AG	5,241	794,556
Siemens AG	50,535	3,648,962
(Cost $12,392,178)		15,371,575
Greece 1.4%
Alpha Bank AE (Cost $1,091,038)	56,529	1,761,427
Ireland 0.8%
Depfa Bank PLC (Cost $722,452)	6,447	966,728
Italy 4.3%
Banca Intesa SpA	147,929	489,308
Banca Nazionale del Lavoro SpA*	277,900	622,802
Eni SpA	215,580	4,381,818
(Cost $4,032,112)		5,493,928
Luxembourg 1.0%
Arcelor (Cost $1,083,445)	81,330	1,350,933
Netherlands 6.1%
Aegon NV	189,419	2,478,941
ING Groep NV	95,838	2,053,644
Koninklijke (Royal) Philips Electronics NV	58,370	1,589,344
Koninklijke Ahold NV	158,345	1,225,905
STMicroelectronics NV	25,990	572,807
(Cost $7,059,309)		7,920,641
Spain 5.0%
Banco Santander Central Hispano SA	91,080	978,028
Repsolf YPF, SA	59,280	1,248,245
Telefonica SA	280,679	4,174,473
(Cost $5,084,118)		6,400,746
Sweden 2.3%
Scania AB "B"	21,770	671,315
Skandia Forsakrings AB	324,000	1,272,751
Telefonaktiebolaget LM Ericsson*	352,595	955,705
(Cost $2,877,381)		2,899,771
Switzerland 15.9%
ABB Ltd.	498,679	2,810,544
Clariant AG	52,820	670,827
Credit Suisse Group	48,510	1,711,567
Nestle SA (Registered)	15,551	3,938,026
Novartis AG (Registered)	80,750	3,603,436
Roche Holding AG	17,357	1,822,468
Swatch Group AG	7,210	958,828
UBS AG (Registered)	44,860	3,191,545
Zurich Financial Services AG	11,060	1,750,473
(Cost $16,939,481)		20,457,714
United Kingdom 31.6%
AstraZeneca PLC	59,360	2,784,004
BAA PLC	300,830	2,782,213
BP PLC	308,121	2,671,541
British Sky Broadcasting Group PLC	88,160	1,044,267
Carnival PLC	29,580	1,329,442
Centrica PLC	336,770	1,308,732
GlaxoSmithKline PLC	183,860	3,816,137
HSBC Holdings PLC	342,730	4,925,263
Imperial Tobacco Group PLC	53,030	1,178,013
InterContinental Hotels Group PLC	122,320	1,146,500
ITV PLC	716,480	1,573,754
Man Group PLC	31,120	934,282
Prudential Corp. PLC	239,810	1,889,457
Royal Bank of Scotland Group PLC	133,543	4,021,092
Shell Transport & Trading Co., PLC	500,030	3,459,486
Vodafone Group PLC	2,372,061	5,779,793
(Cost $35,167,373)		40,643,976
Total Common Stocks (Cost $104,580,249)		125,142,061

Preferred Stock 1.2%
Germany
Henkel KGaA (Cost $1,151,354)	18,080	1,566,162

Cash Equivalents 1.8%
Scudder Cash Management QP Trust 1.08% (b) (Cost $2,318,078)	2,318,078	2,318,078
Total Investment Portfolio - 100.0% (Cost $108,049,681) (a)		129,026,301

* Non-income producing security.
(a) The cost for federal income tax purposes was $108,455,562. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $20,570,739. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,866,107 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,295,368.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $105,731,603)	$ 126,708,223
Investment in Scudder Cash Management QP Trust (cost $2,318,078)	2,318,078
Total investments in securities, at value (cost $108,049,681)	129,026,301
Interest receivable	1,491
Dividends receivable	637,312
Receivable for Fund shares sold	11,122
Foreign taxes recoverable	260,551
Other assets	6,958
Total assets	129,943,735
Liabilities
Due to custodian bank	3,235
Payable for investments purchased	1,813,933
Payable for Fund shares redeemed	131,111
Accrued management fee	86,582
Other accrued expenses and payables	350,470
Total liabilities	2,385,331
Net assets, at value	$ 127,558,404
Net Assets
Net assets consist of: Undistributed net investment income	116,153
Net unrealized appreciation (depreciation) on: Investments	20,976,620
Foreign currency related transactions	28,195
Accumulated net realized gain (loss)	(42,345,034)
Paid-in capital	148,782,470
Net assets, at value	$ 127,558,404

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($106,680,010 / 11,158,061 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$ 9.56
Maximum offering price per share (100 / 94.25 of $9.56)	$ 10.14
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,879,328 / 1,552,710 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)
$ 8.94
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,990,467 / 771,013 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)
$ 9.07
Institutional Class Net Asset Value, offering and redemption price per share ($8,599 / 901 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $166,364)	$ 1,299,920
Interest - Scudder Cash Management QP Trust	6,266
Total Income	1,306,186
Expenses: Management fee	505,858
Distribution service fees	245,688
Services to shareholders	185,024
Custodian and accounting fees	126,492
Auditing	24,784
Legal	24,517
Directors' fees and expenses	10,614
Reports to shareholders	18,954
Registration fees	23,108
Other	2,973
Total expenses before expense reductions	1,168,012
Expense reductions	(17,822)
Total expenses after expense reductions	1,150,190
Net investment income (loss)	155,996
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	7,777,194
Foreign currency related transactions	(66,630)
7,710,564
Net unrealized appreciation (depreciation) during the period on: Investments	6,940,796
Foreign currency related transactions	(7,293)
6,933,503
Net gain (loss) on investment transactions	14,644,067
Net increase (decrease) in net assets resulting from operations	$ 14,800,063

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income (loss)	$ 155,996	$ 1,328,565
Net realized gain (loss) on investment transactions	7,710,564	(7,296,833)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,933,503	27,132,625
Net increase (decrease) in net assets resulting from operations	14,800,063	21,164,357
Distributions to shareholders from: Net investment income: Class A	(1,342,861)	(536,050)
Class B	(55,539)	-
Class C	(27,689)	-
Institutional Class	(54)	(8)
Fund share transactions: Proceeds from shares sold	14,011,862	55,235,012
Reinvestment of distributions	1,124,174	385,744
Cost of shares redeemed	(27,038,659)	(78,512,216)
Net increase (decrease) in net assets from Fund share transactions	(11,902,623)	(22,891,460)
Increase (decrease) in net assets	1,471,297	(2,263,161)
Net assets at beginning of period	126,087,107	128,350,268
Net assets at end of period (including undistributed net investment income of $116,153 and $1,386,300, respectively)	$ 127,558,404	$ 126,087,107

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.68	$ 7.35	$ 9.01	$ 15.78	$ 14.87	$ 14.27
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.09	.04	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.97	1.28	(1.70)	(3.43)	2.95	.63
Total from investment operations	.99	1.37	(1.66)	(3.41)	2.86	.60
Less distributions from: Net investment income	(.11)	(.04)	-	-	-	-
Net realized gains on investment transactions	-	-	-	(3.36)	(1.95)	-
Total distributions	(.11)	(.04)	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 9.56	$ 8.68	$ 7.35	$ 9.01	$ 15.78	$ 14.87
Total Return (%)[d]	11.44**	18.72	(18.42)	(26.93)	18.77	4.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	105	104	150	281	32
Ratio of expenses before expense reductions (%)	1.55*	1.42	1.38	1.40[e]	1.74	1.63*
Ratio of expenses after expense reductions (%)	1.55*	1.42	1.38	1.38[e]	1.72	1.63*
Ratio of net investment income (loss) (%)	.39*	1.20	.50	.17	(.55)	(1.21)*
Portfolio turnover rate (%)	54*	77	93	94	87	58*
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.09	$ 6.87	$ 8.50	$ 15.20	$ 14.49	$ 13.91
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.03	(.02)	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.90	1.19	(1.61)	(3.25)	2.86	.63
Total from investment operations	.88	1.22	(1.63)	(3.34)	2.66	.58
Less distributions from: Net investment income	(.03)	-	-	-	-	-
Net realized gains on investment transactions	-	-	-	(3.36)	(1.95)	-
Total distributions	(.03)	-	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 8.94	$ 8.09	$ 6.87	$ 8.50	$ 15.20	$ 14.49
Total Return (%)[d]	11.04e**	17.76[e]	(19.18)	(27.61)	17.79	4.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	14	17	26	40	20
Ratio of expenses before expense reductions (%)	2.72*	2.26	2.21	2.39[f]	2.64	2.36*
Ratio of expenses after expense reductions (%)	2.49*	2.23	2.21	2.38[f]	2.63	2.36*
Ratio of net investment income (loss) (%)	(.55)*	.45	(.33)	(.83)	(1.21)	(1.95)*
Portfolio turnover rate (%)	54*	77	93	94	87	58*
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.20	$ 6.97	$ 8.61	$ 15.34	$ 14.62	$ 14.02
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	.03	(.02)	(.07)	(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.92	1.20	(1.62)	(3.30)	2.87	.64
Total from investment operations	.90	1.23	(1.64)	(3.37)	2.67	.60
Less distributions from: Net investment income	(.03)	-	-	-	-	-
Net realized gains on investment transactions	-	-	-	(3.36)	(1.95)	-
Total distributions	(.03)	-	-	(3.36)	(1.95)	-
Net asset value, end of period	$ 9.07	$ 8.20	$ 6.97	$ 8.61	$ 15.34	$ 14.62
Total Return (%)[d]	11.01e**	17.65[e]	(19.05)	(27.54)	17.69	4.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	7	11	17	5
Ratio of expenses before expense reductions (%)	2.51*	2.22	2.19	2.20[f]	2.67	2.40*
Ratio of expenses after expense reductions (%)	2.49*	2.21	2.19	2.20[f]	2.66	2.40*
Ratio of net investment income (loss) (%)	(.55)*	.47	(.31)	(.65)	(1.18)	(1.99)*
Portfolio turnover rate (%)	54*	77	93	94	87	58*
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from September 3, 1999 (commencement of operations) to October 31, 1999.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.
* Annualized
** Not annualized

Institutional Class
Years Ended October 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.67	$ 7.36	$ 8.12
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.11	-[d]
Net realized and unrealized gain (loss) on investment transactions	.97	1.26	(.76)
Total from investment operations	1.01	1.37	(.76)
Less distributions from: Net investment income	(.14)	(.06)	-
Total distributions	(.14)	(.06)	-
Net asset value, end of period	$ 9.54	$ 8.67	$ 7.36
Total Return (%)	11.63e**	18.79	(9.36)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.009	.003	.001
Ratio of expenses before expense reductions (%)	1.69*	1.15	1.10*
Ratio of expenses after expense reductions (%)	1.10*	1.15	1.10*
Ratio of net investment income (loss) (%)	.84*	1.53	(.23)*
Portfolio turnover rate (%)	54*	77	93
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New Europe Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $49,588,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($15,362,000), October 31, 2010 ($26,418,000) and October 31, 2011 ($7,808,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distribution, if any, will be determined at the end of the fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $35,921,770 and $49,812,051, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares and at 1.10% of average daily net assets for the Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$ 111,054	$ -	$ 74,365
Class B	46,938	16,952	22,927
Class C	15,605	572	10,643
Institutional Class	18	14	-
	$ 173,615	$ 17,538	$ 107,935

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $74,325, all of which was unpaid at April 30, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$ 56,560	$ 9,733
Class C	28,394	4,855
	$ 84,954	$ 14,588

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$ 134,681	$ 26,732.24%
Class B	17,345	1,558.23%
Class C	8,708	1,049.23%
	$ 160,734	$ 29,339

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $3,523 and $50, respectively..

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $15,263 and $45, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received none.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2004, there were no custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,152,037	$ 11,069,917	6,405,929	$ 49,571,190
Class B	220,933	2,005,985	532,905	3,734,470
Class C	101,276	930,937	193,569	1,379,018
Institutional Class	500	5,023	68,781	550,334
		$ 14,011,862		$ 55,235,012
Shares issued to shareholders in reinvestment of distributions
Class A	110,180	1,046,707	52,331	$ 385,736
Class B	5,831	51,958	-	-
Class C	2,816	25,455	-	-
Institutional Class	6	54	1	8
		1,124,174		$ 385,744
Shares redeemed
Class A	(2,159,577)	$ (21,082,250)	(8,570,358)	$ (66,697,795)
Class B	(447,478)	(4,074,551)	(1,278,219)	(9,060,777)
Class C	(203,567)	(1,881,858)	(307,876)	(2,201,800)
Institutional Class	-	-	(68,510)	(551,844)
		$ (27,038,659)		$ (78,512,216)
Net increase (decrease)
Class A	(897,360)	$ (8,965,626)	(2,112,098)	$ (16,740,869)
Class B	(220,714)	(2,016,608)	(745,314)	(5,326,307)
Class C	(99,475)	(925,466)	(114,307)	(822,782)
Institutional Class	506	5,077	272	(1,502)
		$ (11,902,623)		$ (22,891,460)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KNEAX	KNEBX	KNECX	KNEIX
CUSIP Number	81118E-108	81118E-207	81118E-306	81118E-405
Fund Number	022	222	322	529

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder New Europe Fund

By:                                 /s/Julian Sluyters
                                    ------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder New Europe Fund

By:                                 /s/Julian Sluyters
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                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
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By:                                 /s/Charles A. Rizzo
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                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
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